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                               ------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                               -------------------

                                  JUNE 12, 2001
                                ----------------
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                           NETSOL INTERNATIONAL, INC.
                           --------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                     NEVADA
                                     ------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


            333-28861                               95-4627685
     ------------------------            ---------------------------------
     (COMMISSION FILE NUMBER)            (IRS EMPLOYER IDENTIFICATION NO.)


               24025 PARK SORRENTO, SUITE 220, CALABASAS, CA 91302
            ---------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (818) 222-9195
                            ------------------------



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                              ITEM 5. OTHER EVENTS

On June 11, 2001 the management of the Registrant obtained a temporary restraining order prohibiting Netsol Shareholders Group, LLC and the directors it claims to have elected to the Registrant's board of directors from taking any action whatsoever with respect to the Registrant, at least until a court hearing scheduled for Friday, June 15, 2001. In granting the temporary restraining order the Court found that the Registrant had shown a reasonable probability of success on the merits of its claim, specifically that the defendants are not properly elected members of the board of directors of Netsol International, Inc. and that their purported election violates Nevada law.

A copy of the Press Release announcing the temporary restraining order, which was filed by the Registrant as DEFA14A, additional proxy soliciting materials - definitive, with the Securities and Exchange Commission on June 12, 2001, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                   ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits. The following documents are filed as exhibits to this report:

              99.1 Press Release dated June 12, 2001.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  June 12, 2001                  NetSol International, Inc.
                                       Registrant


                                       By: /s/ NAJEEB GHAURI
                                          ------------------------------
                                           Najeeb Ghauri
                                           Its: Chief Executive Officer